                                                                    EXHIBIT 99.4

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

        TENDER OF ALL OUTSTANDING 9% SENIOR SUBORDINATED NOTES DUE 2014
                                IN EXCHANGE FOR
                   NEW 9% SENIOR SUBORDINATED NOTES DUE 2014
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

                                       OF

                    VANGUARD HEALTH HOLDING COMPANY II, LLC
                       VANGUARD HOLDING COMPANY II, INC.

                                      AND

        TENDER OF ALL OUTSTANDING 11 1/4% SENIOR DISCOUNT NOTES DUE 2015
                                IN EXCHANGE FOR
                   NEW 11 1/4% SENIOR DISCOUNT NOTES DUE 2015
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

                                       OF

                     VANGUARD HEALTH HOLDING COMPANY I, LLC
                        VANGUARD HOLDING COMPANY I, INC.

Registered holders of outstanding 9% Senior Subordinated Notes due 2014 (the "Outstanding Subordinated Notes") who wish to tender their Outstanding Subordinated Notes in exchange for a like principal amount of new 9% Senior Subordinated Notes due 2014 (the "Subordinated Exchange Notes") and whose Outstanding Subordinated Notes are not immediately available or who cannot deliver their Outstanding Subordinated Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to U.S. Bank National Association (the "Exchange Agent") prior to the Expiration Date (as defined in the Letter of Transmittal), may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. Registered holders of outstanding 11 1/4% Senior Discount Notes due 2015 (the "Outstanding Discount Notes" and together with the Outstanding Subordinated Notes, the "Outstanding Notes") who wish to tender their Outstanding Discount Notes in exchange for a like principal amount of new 11 1/4% Senior Discount Notes due 2015 (the "Discount Exchange Notes") and whose Outstanding Discount Notes are not immediately available or who cannot deliver their Outstanding Discount Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to the Exchange Agent prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Senior Subordinated Exchange Offer -- Procedures for Tendering" and "The Senior Discount Exchange Offer -- Procedures for Tendering" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                         U.S. BANK NATIONAL ASSOCIATION

            By Mail:                      By Facsimile:            By Hand or Overnight Delivery:
 U.S. Bank National Association   U.S. Bank National Association   U.S. Bank National Association
      60 Livingston Avenue             60 Livingston Avenue             60 Livingston Avenue
       St. Paul, MN 55107               St. Paul, MN 55107               St. Paul, MN 55107
Attn: Specialized Finance Dept.  Attn: Specialized Finance Dept.  Attn: Specialized Finance Dept.
                                          (651) 495-8158

                               For Information or
                           Confirmation by Telephone:
                                 (800) 934-6802

                             ---------------------

 DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN
            AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Guarantor Institution (as defined in the Letter of Transmittal), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated           , 200  of Vanguard Health Holding Company II, LLC,
Vanguard Holding Company II, Inc., Vanguard Health Holding Company I, LLC and Vanguard Holding Company I, Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

             DESCRIPTION OF OUTSTANDING SUBORDINATED NOTES TENDERED

                            NAME AND ADDRESS OF     CERTIFICATE NUMBER(S)
                           REGISTERED HOLDER AS        OF OUTSTANDING
                             IT APPEARS ON THE       SUBORDINATED NOTES
                                OUTSTANDING         TENDERED (OR ACCOUNT        PRINCIPAL AMOUNT
                            SUBORDINATED NOTES        NUMBER AT BOOK --     OUTSTANDING SUBORDINATED
NAME OF TENDERING HOLDER      (PLEASE PRINT)           ENTRY FACILITY)           NOTES TENDERED

-----------------------   -----------------------  -----------------------  -----------------------

-----------------------   -----------------------  -----------------------  -----------------------

-----------------------   -----------------------  -----------------------  -----------------------

-----------------------   -----------------------  -----------------------  -----------------------

-----------------------   -----------------------  -----------------------  -----------------------

               DESCRIPTION OF OUTSTANDING DISCOUNT NOTES TENDERED

                                                    CERTIFICATE NUMBER(S)
                            NAME AND ADDRESS OF        OF OUTSTANDING
                           REGISTERED HOLDER AS        DISCOUNT NOTES
                             IT APPEARS ON THE      TENDERED (OR ACCOUNT       PRINCIPAL AMOUNT
                           OUTSTANDING DISCOUNT       NUMBER AT BOOK --      OUTSTANDING DISCOUNT
NAME OF TENDERING HOLDER   NOTES (PLEASE PRINT)        ENTRY FACILITY)          NOTES TENDERED

-----------------------   -----------------------  -----------------------  -----------------------

-----------------------   -----------------------  -----------------------  -----------------------

-----------------------   -----------------------  -----------------------  -----------------------

-----------------------   -----------------------  -----------------------  -----------------------

-----------------------   -----------------------  -----------------------  -----------------------

                                   SIGN HERE

Name of Registered or Acting Holder:
--------------------------------------------------------------------------------

Signature(s):
--------------------------------------------------------------------------------

Name(s) (Please Print):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Telephone Number:
--------------------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------

IF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

     DTC Account Number:
--------------------------------------------------------------------------------

     Date:
--------------------------------------------------------------------------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

     Name of Firm: ----------------------------------------
     Address: -----------------------------------------------
     --------------------------------------------------------
     (Zip Code)
     Area Code and
     Telephone No.: ----------------------------------------
                                                                    ------------------------------------------------------
                                                                    (Authorized Signature)
                                                                    Title: -----------------------------------------------
                                                                    Name: ----------------------------------------------
                                                                    (Please Type or Print)
                                                                    Date: -----------------------------------------------

            NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING NOTES SHOULD BE SENT
                    WITH YOUR LETTER OF TRANSMITTAL.